                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Schedule 14(a)
                     of the Securities Exchange Act of 1934


File by the Registrant  /X/
Filed by a Party other than Registrant  / /

Check the Appropriate Box:
/ /  Preliminary Proxy Statement           / /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE SEIBELS BRUCE GROUP, INC.
                 (Name of Registrant as Specified in its Charter)


                      (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.       Title of each class of securities to which transaction applies:

             --------------------------------------------------------
    2.       Aggregate number of securities to which transaction applies:

             --------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             --------------------------------------------------------
    4.       Proposed maximum aggregate value of transaction:
             --------------------------------------------------------
    5.       Total fee paid:
             --------------------------------------------------------
/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1.       Amount Previously Paid:
             --------------------------------------------------------
    2.       Form, Schedule or Registration Statement no.:
             --------------------------------------------------------
    3.       Filing Party:
             --------------------------------------------------------
    4.       Date Filed:
             --------------------------------------------------------

                          THE SEIBELS BRUCE GROUP, INC.
                            COLUMBIA, SOUTH CAROLINA

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2001

              TO THE SHAREHOLDERS OF THE SEIBELS BRUCE GROUP, INC.:

       Notice is hereby given that the 2001 Annual Meeting of Shareholders (the "Meeting") of The Seibels Bruce Group, Inc. ("SBIG" or the "Company") will be held at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201, at 11:00 a.m., on Wednesday, May 9, 2001 for the purpose of considering and acting upon the following:

         1) The election of one (1) director to hold office until the 2002 Annual Meeting of Shareholders or until his/her successor shall be elected and shall qualify and the election of two (2) directors to hold office until the 2004 Annual Meeting of Shareholders or until his/her successor shall be elected and shall qualify (Proposal 1);

         2) The ratification of the Board's appointment of Arthur Andersen LLP as auditors of the Company's books and records for the fiscal year ending December 31, 2001 (Proposal 2); and

         3) The transaction of such other business as may properly and lawfully come before the Meeting or any adjournment thereof.

         All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

         The transfer books of the Company closed as of the end of business on March 12, 2001 (the "Record Date") for purposes of determining shareholders who are entitled to notice of and to vote at the Meeting, but are not closed for any other purpose.

         All shareholders are cordially invited to attend the Meeting in person. If you cannot attend the Meeting, please take the time to promptly sign, date and mail the enclosed proxy in the envelope we have provided. If you attend the Meeting and decide that you want to vote in person, you may revoke your proxy. The Board of Directors recommends that you vote in favor of the nominees for directors and the described proposals to be considered at the Meeting.

                                         By Order of the Board of Directors

                                         /s/ Matthew P. McClure

                                         Matthew P. McClure
                                         Corporate Secretary
April 9, 2001

THE ACCOMPANYING PROXY FORM IS SOLICITED BY THE BOARD OF DIRECTORS AND IS REVOCABLE AT ANY TIME PRIOR TO BEING EXERCISED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS THEREON. IF A CHOICE IS NOT INDICATED, HOWEVER, THE PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS, IN FAVOR OF THE DESCRIBED PROPOSALS TO BE CONSIDERED AT THE MEETING, AND IN THE BEST JUDGMENT OF THE PROXIES CONCERNING ALL OTHER PROPOSALS CONSIDERED AT THE MEETING.

                          THE SEIBELS BRUCE GROUP, INC.
                                1501 Lady Street
                         Columbia, South Carolina 29201

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2001

GENERAL

         This Proxy Statement is furnished to the holders of common stock, par value $1.00 per share (the "Common Stock"), of The Seibels Bruce Group, Inc. ("SBIG" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the time and place and for the purposes specified in the accompanying Notice of Annual Meeting of Shareholders and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders commencing on or about April 9, 2001.

         When the enclosed proxy is properly executed and returned, the shares which it represents will be voted at the Meeting in accordance with the instructions thereon. In the absence of any such instructions, the shares represented thereby will be voted in favor of the nominees for directors and the described proposals to be considered at the Meeting. Management does not know of any other matters that may come before the Meeting for consideration by the shareholders. However, a signed proxy card will confer authority on the proxy holder to vote the shares represented thereby in their discretion on any matter that comes before the Meeting.

         Any shareholder who executes and delivers a proxy may revoke it prior to its use by (i) giving written notice of such revocation to the Company's Corporate Secretary at Post Office Box One, Columbia, South Carolina 29202, the Company's mailing address; or (ii) executing and delivering to the Corporate Secretary of SBIG (by mail at Post Office Box One, Columbia, South Carolina 29202, or by delivery at 1501 Lady Street, Columbia, South Carolina 29201) a proxy bearing a later date; or (iii) appearing at the Meeting and voting in person.

ANNUAL REPORT

         The Company's 2000 Annual Report, including consolidated financial statements for the year ended December 31, 2000, is enclosed with this Proxy Statement. The Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission provides certain additional information. Shareholders may obtain a copy of the Annual Report on Form 10-K without charge upon written request addressed to Corporate Secretary, The Seibels Bruce Group, Inc., Post Office Box One, Columbia, South Carolina 29202. If the person requesting a copy is not a shareholder of record, the request must include a representation that he or she is a beneficial owner of Common Stock.

EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Officers, directors, employees and agents of the Company may solicit proxies by telephone, telegram or personal interview, without additional compensation.

VOTING

         Only holders of record of issued and outstanding shares of Common Stock, as of March 12, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 7,831,685 shares of Common Stock outstanding. A complete list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201, during normal business hours for the period beginning April 16, 2001, the fifth business day following the accompanying Notice of Annual Meeting of Shareholders, and continuing through the Meeting, available at the place of the Meeting on the day of the Meeting. Each share of Common Stock is entitled to one vote, except with respect to Proposal 1, as described below.

         In accordance with applicable state law and the Company's Articles of Incorporation and Bylaws, abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present. "Broker non-votes" occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked the applicable box on the proxy card. With respect to Proposal 1, abstentions and "broker non-votes" will not count as either a vote "FOR" or "AGAINST" such Proposal. With respect to Proposal 2, abstentions will be considered entitled to vote and thus will have the effect of a vote "AGAINST" such Proposal while "broker non-votes" will not be considered entitled to vote and thus will not be counted as a vote "FOR" or "AGAINST" such Proposal.

         If a quorum is present: (i) the one nominee who receives the greatest number of votes cast for the election of director to hold office until the 2002 Annual Meeting of Shareholders at the Meeting will become a director of the Company at the conclusion of the tabulation of the votes,
(ii) those two nominees who receive the greatest number of votes cast for the election of directors to hold office until the 2004 Annual Meeting of Shareholders at the Meeting will become directors of the Company at the conclusion of the tabulation of the votes and (iii) the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting will be required to approve Proposal 2.

         In connection with Proposal 1, the election of directors, each shareholder is allowed to cumulate his or her votes and cast as many votes as the number of shares he or she holds multiplied by the number of directors to be elected, the same to be cast for any one candidate or distributed among any two or more candidates. For shares to be voted cumulatively, a shareholder who has the right to cumulate his or her votes shall either (1) give written notice of his or her intention to the President or another officer of the Company not less than 48 hours before the time fixed for the Meeting, which notice must be announced in the Meeting before the voting, or
(2) announce his or her intention in the Meeting before the voting for directors commences; and all shareholders entitled to vote at the Meeting shall without further notice be entitled to cumulate their votes. Directors will be elected by a plurality of the votes cast.

         Participants in the Company's Dividend Reinvestment and Shareholder Purchase Plan (the "DRSP Plan") who have shares of Common Stock registered in their names and who vote those shares on any matter submitted to the Meeting will have all shares credited to their accounts under the DRSP Plan automatically added to that number and voted in the same manner. If such participants do not vote shares registered in their own names, the shares credited to their account in the DRSP Plan will not be voted. An executed proxy will be deemed to include any DRSP shares and will be voted with respect to those shares credited to the participant's account. If a participant desires to vote DRSP Plan shares in person at the Meeting, a proxy for the shares credited to his or her account will be furnished upon written request received by the Company, at the address set forth on the cover of this Proxy Statement, at least fifteen (15) days prior to the date of the Meeting.

1.       ELECTION OF DIRECTORS (PROPOSAL 1)

         One of the purposes of the Meeting is to elect one (1) director to serve until the 2002 Annual Meeting of Shareholders and to elect two (2) directors to serve until the 2004 Annual Meeting of Shareholders.

         Under the Company's Articles of Incorporation, as restated, and
Article 3, Section 2 of the Company's Bylaws, the Board of Directors is divided into three classes which shall be as nearly equal in number as possible, with the members of each class serving for three year terms or until their successors are elected or qualified. The Company's Board of directors is comprised of seven directors with three directors continuing in office until the Meeting, one director continuing in office until the 2002 Annual Meeting of Shareholders and three directors continuing in office until the 2003 Annual Meeting of Shareholders. In order to divide the classes more equally, one director has been nominated to be elected to continue in office until the 2002 Annual Meeting of Shareholders. If Proposal 1 is approved by the shareholders, the Company will have two directors continuing in office until the 2002 Annual Meeting of Shareholders, three directors continuing in office until the 2003 Annual Meeting of Shareholders and two directors continuing in office until the 2004 Annual Meeting of Shareholders.

         Pursuant to the Stock Purchase Agreement, dated as of January 29, 1996, as amended, between the Company and the Powers (the "Powers Purchase Agreement"), the Powers are entitled to designate up to two (2) persons, who are reasonably acceptable to the Company's Board of Directors, to be included in the slate of nominees recommended by the Board of Directors to the shareholders for election as directors at a shareholders' meeting. The Powers have the right to designate two persons to the Board for election as directors as long as the Powers' percentage of ownership of the issued and outstanding common stock of the Company is at least 10%. If the Powers' percentage of ownership falls to between 5% and 9.9%, then the Powers shall have the right to designate one (1) person to the Board for election as a director. All the Powers' rights to designate director nominees shall terminate if the Powers' aggregate percentage of ownership of issued and outstanding Common Stock shall be less than 5%. In the event that the Powers' ownership percentage falls below any of the minimum requirements set forth above, the Powers shall use their best efforts to cause their designee(s) then serving as directors to resign. If the Powers shall thereafter hold in excess of the minimum requirements, they shall again have the foregoing right to designate director nominees. As of the Record Date, the Powers' percentage of ownership was 44.63% of the issued and outstanding Common Stock. The Powers have designated Charles H. Powers as one of their nominees to serve of the Board of Directors and are entitled to nominate one additional member to the Board of Directors. The Powers have not named an additional nominee to fill the vacancy on the Board of Directors but may do so in the future pursuant to the terms of the Powers Purchase Agreement.

         The three nominees for election to the Board of Directors are named below. The shares represented by the proxies solicited hereby will be voted in favor of the election of the persons named below unless authorization to do so is withheld in the proxy. If any of the nominees should be unavailable to serve as a director, which contingency is not presently anticipated, it is the intention of the persons named in the proxies to select and cast their votes for the election of such other person or persons as the Board of Directors may designate.

         All nominees for election to the Board of Directors are considered and recommended by a Nominating Committee of the Board of Directors. (See "Committees of the Board of Directors.") The full Board of Directors considers the recommendations of that Committee and recommends the nominees to the shareholders. The Company has no procedure whereby nominations are solicited or accepted from shareholders, but the Nominating Committee will consider nominees whose names and business experience are submitted in writing by shareholders to the Corporate Secretary of the Company.

         Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth in this Proxy Statement, if any such nomination is made, or if votes are cast for any candidate other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the form enclosed with this Proxy Statement (if authority to vote for the election of directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote of a plurality of votes cast is required to elect directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

         The following information is set forth with respect to the three (3) nominees for election to be directors as well as the other members of the Board of Directors.

                      Name, Age and Principal Employment for Past Five Years                         Director Since
                      ------------------------------------------------------                         --------------
NOMINEE FOR ELECTION TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING OF SHAREHOLDERS:

         A. Crawford Clarkson, Jr., 81, is currently a director of the Company.  He is a                  1997
Certified Public Accountant and attorney.  Mr. Clarkson served as Commissioner of the South
Carolina Tax Commission from 1987 until 1995, of which he was appointed Chairman in 1992.  Prior to 1987, he was a senior partner of the CPA firm of Clarkson, Harden & Gantt, which eventually combined with other firms to join Ernst & Young.

                      Name, Age and Principal Employment for Past Five Years                         Director Since
                      ------------------------------------------------------                         --------------
NOMINEES FOR ELECTION TO HOLD OFFICE UNTIL THE 2004 ANNUAL MEETING OF SHAREHOLDERS:

         Claude E. McCain, 76, is currently a director of the Company.  He is also Chairman of            1995
H.C. McCain Agency, Inc., President of McCain Realty, Inc. and President of Insurance Finance
Company, Inc., positions held since 1960.  He was formerly a member of the South Carolina State
Insurance Commission for 15 years, 10 of which he served as Chairman.  Mr. McCain has been in the insurance business since 1946.

         Kenneth W. Pavia, 58, is currently a director of the Company.  He is General Partner of          1995
Bolero Investment Group, a position he has held since 1994.  He also holds the office of Chairman of FHI, Inc., a securities holding company, and Fiduciary Leasco, Inc., a leasing company, positions held since 1985.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING OF SHAREHOLDERS:

         John P. Seibels, 59, is currently a director of the Company.  Mr. Seibels has been an           1969(1)
investor based in Columbia, South Carolina since March 1963.  George R.P. Walker, Jr. and John P.
Seibels are cousins.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF SHAREHOLDERS:

         Frank H. Avent, 60, is currently a director of the Company.  He is a director, President         1997
and General Manager of Pepsi Cola Bottling Company of Florence, South Carolina, a position he has held since 1963.  Mr. Avent also serves as a member of the Board of Directors of Atlantic
Broadcasting Company, Carolina Canners, Carotex, and Quality Financial Services.  Mr. Avent was
designated to serve on the Board of Directors by the Avent Group.

         Charles H. Powers, 74, is currently Chairman of the Board of Directors of the Company            1997
and is the owner and operator of SADISCO, a position he has held since 1964.  He is also a Vice
President and Treasurer of Holland Grills, in Apex, North Carolina, and President of PC Inc., in
Myrtle Beach, South Carolina.  Mr. Powers was designated by the Powers Group to serve on the
Board of Directors.

         George R.P. Walker, Jr., 68, is currently a director of the Company and has been the             1969(1)
owner and operator of Middlefield Farm (Hanoverian horse farm), Blythewood, South Carolina, for more than the past five years.  George R.P. Walker, Jr. and John P. Seibels are cousins.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has five standing committees:
Executive, Audit, Compensation, Investment and Nominating.

         The Executive Committee is currently composed of Frank H. Avent, A. Crawford Clarkson, Jr., Claude E. McCain, Kenneth W. Pavia, Charles H. Powers and George R.P. Walker, Jr. The Executive Committee exercises the same powers as the Board of Directors, except as otherwise limited by specific prohibitions in South Carolina statutes. The Executive Committee's function is to act in the place of the Board on any matters which require Board action and occur between meetings of the Board. The Executive Committee did not meet during 2000.
--------
(1) Each present director of the Company with election dates prior to October 1978 (when the Company became the parent of the South Carolina Insurance Company ("SCIC"), the Company's principal subsidiary) was formerly a Director of SCIC and the information set forth as to periods prior to 1978 reflects positions with SCIC and the year such Director was first elected to the SCIC Board of Directors.

         The Audit Committee is currently composed of John P. Seibels (Chairman), A. Crawford Clarkson, Jr. and Claude E. McCain, none of whom is an officer or employee of the Company. The Audit Committee's functions include recommending independent public accountants to be employed by the Company, reviewing with the independent public accountants their reports and audits, and reporting to the full Board of Directors on their findings. The Audit Committee met four (4) times during 2000.

         The Compensation Committee is currently composed of Kenneth W. Pavia (Chairman), Frank H. Avent and Charles H. Powers, none of whom is an officer or employee of the Company. For a discussion of certain Compensation Committee interlocks with respect to Mr. Pavia and Mr. Powers, please see "Compensation Committee Interlocks and Insider Participation." The Compensation Committee's functions are to recommend to the full Board the remuneration arrangements for senior executive officers and for members of the Board of Directors, the adoption of compensation plans in which officers and directors are eligible to participate and the granting of stock options or other benefits under such plan. The Compensation Committee met one (1) time in 2000.

         The Investment Committee is currently composed of George R.P. Walker, Jr. (Chairman), Kenneth W. Pavia and John P. Seibels. The Investment Committee's functions are to advise the Board of Directors and officers of the Company with respect to investment of the Company's assets and to periodically review, evaluate and report on the performance of the investments of the Company and its subsidiaries. The Investment Committee met four (4) times in 2000.

         The Nominating Committee is currently composed of Charles H. Powers (Chairman), Claude E. McCain and George R.P. Walker, Jr. The Nominating Committee's functions include selecting and recommending nominees for election as new, additional, and replacement directors and reviewing the performance of incumbent directors for nomination for re-election. The Nominating Committee met one (1) time in 2000.

         The Board of Directors met four (4) times in 2000. In 2000, each of the incumbent directors attended at least 75% of the meetings of the Board and of the Committee(s) of which he or she was a member held during the period for which he or she served.

SECURITY OWNERSHIP OF THE COMPANY

         The following table sets forth, as of February 28, 2001, information regarding the beneficial ownership of the Company's Common Stock by the directors of the Company, nominees for election, each Named Executive Officer named in the Summary Compensation Table that appears under "Executive Compensation -- Summary Compensation Table," all directors and executive officers as a group and each person known to the Company to own 5% or more of its Common Stock.

        Name of Beneficial Owner (and address, with         Amount and Nature of               Percent of Shares of
         respect to non-directors or non-officers)          Beneficial Ownership                  Common Stock (1)
---------------------------------------------------------------------------------------------------------------------
Frank H. Avent                                                                335,000  (2)                      4.27
A. Crawford Clarkson, Jr.                                                      11,250  (3)                      0.14
Claude E. McCain                                                                8,766  (4)                      0.11
Kenneth W. Pavia                                                                6,250  (5)                      0.08

-----
(1) The numbers shown include the shares which are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days.

(2) Includes 80,000 shares of Common Stock and 5,000 shares of Common Stock underlying certain options for which Mr. Avent has sole voting power and 250,000 shares of Common Stock as to which he has shared voting power beneficially owned (shared voting and disposition power) by Pepsi Cola Bottling Company of Florence, South Carolina ("PepsiCo"). Mr. Avent has informed the Company that he is the President and General Manager of PepsiCo. Mr. Avent's address is Post Office Box 3886, Florence, South Carolina 29502. Excludes an aggregate of 30,000 shares of Common Stock owned by Mr. Avent's three daughters, of which shares he holds neither sole nor shares voting or dispositive power and, therefore, disclaims beneficial ownership.

(3) Includes 3,750 share of Common Stock underlying certain options.

(4) Includes 7,500 shares of Common Stock underlying certain options.

        Name of Beneficial Owner (and address, with         Amount and Nature of               Percent of Shares of
         respect to non-directors or non-officers)          Beneficial Ownership                   Common Stock (6)
----------------------------------------------------------------------------------------------------------------------

Charles H. Powers                                                           3,183,026  (7)                     40.62
John P. Seibels                                                               157,977  (4)(8)                   2.02
George R.P. Walker, Jr.                                                       132,964  (4)(9)                   1.70
Steven M. Armato                                                               41,184  (10)                     0.52
Michael A. Culbertson                                                         139,300  (11)                     1.77
Wayne A. Fletcher                                                              60,459  (12)                     0.77
John F. Gibson                                                                148,503  (13)                     1.87
John E. Natili                                                                 30,550  (14)                     0.39
R. Thomas Savage, Jr.                                                               0                           0.00
All Directors, Nominees for Director and Executive
Officers as a Group                                                         4,255,229  (15)                    52.35

PRINCIPAL HOLDERS
Avent Group                                                                   483,750  (16)                     6.17
Powers Group                                                                3,499,276  (17)                    44.63
----------------------------------------------------------------------------------------------------------------------

-----
(5) Includes 6,250 shares of Common Stock underlying certain options.

(6) The numbers shown include the shares which are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days.

(7) Includes 3,178,026 shares of Common Stock and 5,000 shares of Common Stock underlying certain options. Excludes 62,500 shares of Common stock held by Mr. Powers' daughter and son-in-law, of which shares, he holds neither sole nor shares voting or dispositive power and, therefore, disclaims beneficial ownership.

(8) Excludes 2,253 shares of Common Stock held by Mr. Seibels' wife, of which shares he holds neither sole nor shared voting or dispositive power and, therefore, disclaims beneficial ownership.

(9) Includes 125,464 shares of Common Stock which Mr. Walker owns individually or shares voting and dispositive power. Excludes 11,389 shares of Common
Stock held by Mr. Walkers' wife, of which shares he holds neither sole nor shared voting or dispositive power and, therefore, disclaims beneficial ownership.

(10) Includes 37,375 shares of Common Stock underlying certain options. Excludes 3,000 shares of Common Stock held by Mr. Armato's wife, of which shares he holds neither sole nor shared voting or dispositive power and, therefore, disclaims beneficial ownership.

(11) Includes 37,375 shares of Common Stock underlying certain options.

(12) Includes 53,875 shares of Common Stock underlying certain options.

(13) Includes 39,000 shares of Common Stock underlying certain options and 62,500 shares of Common Stock underlying certain shares of $0.625 Cumulative Convertible Redeemable Nonvoting Special Preferred Stock.

(14) Includes 24,550 shares of Common Stock underlying certain options.

(15) Includes 234,675 shares of Common Stock underlying certain options as held by the above individuals.

(16) Includes (i) 330,000 shares of Common Stock and 5,000 shares of Common Stock underlying certain options for which Mr. Frank Avent, a director of the Company, either owns individually or shares voting and dispositive power and
(ii) 148,750 shares of Common Stock which are owned by other members of the Avent Group. The address for the Avent Group is Post Office Box 3886, Florence, South Carolina 29502.

(17) Includes (i) 3,490,526 shares of Common Stock and 5,000 shares of Common Stock underlying certain options which are owned by Mr. Charles H. Powers, a director of the Company, (ii) 250,000 shares of Common Stock and 3,750 shares of Common Stock underlying certain options which are owned by the Estate of Walker S. Powers, and (iii) 62,500 shares of Common Stock owned by Mr. Charles Powers' daughter and son-in-law. The address for the Powers Group is Post Office Box 6525, Florence, South Carolina 29502.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         In 2000, the Company paid quarterly to each director who was not a full-time employee of the Company a retainer fee of $500 per month plus $750 for each meeting of the Board at which the director was present, and a fee of $500 for each meeting of a Board Committee which such director attended. A fee of $1,000 is paid to a director who serves as a Chairman of a Board Committee for attendance at such meeting. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, on June 15, 2000, each non-employee director serving on that date was granted a non-statutory stock option with a right to buy 1,250 shares of Common Stock. The exercise price of each option is $1.0938, which was 100% of the fair market value per share of Common Stock on the date the option was granted.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Chief Executive Officer and the four most highly compensated executive officers of the Company and such subsidiaries, other than the Chief Executive Officer, whose compensation was in excess of $100,000 (such persons, together with the Chief Executive Officer, are referred to in this Proxy Statement as the "Named Executive Officers"), in all capacities in which they serve.

                           Summary Compensation Table
                           --------------------------
                                                                                   Long-Term Compensation
                                                                                   ----------------------
                                          Annual Compensation                     Awards           Payouts
                                          -------------------                     ------           -------
                                                                         Restricted  Securities
                                                       Other Annual        Stock      Underlying      LTIP     All Other
    Name and Principal               Salary   Bonus    Compensation        Awards       Options     Payouts   Compensation
         Position            Year     ($)      ($)         ($)              ($)           (#)          ($)        ($)
--------------------------------------------------------------------------------------------------------------------------
John E. Natili              2000     183,285       0               0             0            0         0              0
President and CEO           1999     122,788       0          52,734 (1)         0       24,550         0              0

R. Thomas Savage, Jr. (2)   2000      90,000       0          19,800             0            0         0              0
President and CEO and       1999     163,385       0          38,609 (3)    17,000       38,250         0              0
Chief Financial Officer     1998      73,962       0          48,165 (4)     4,500       40,000         0              0

John F. Gibson (5)          2000     120,000       0               0             0            0         0              0
President and COO           1999     107,998       0               0        12,002       18,000         0              0

Wayne A. Fletcher (5)       2000     135,012       0           7,200             0            0         0              0
Vice President              1999     121,500       0           7,200        13,500       20,250         0              0
                            1998     121,500  10,000          41,202        13,500       23,625         0              0

Steven M. Armato (5)        2000     126,500       0               0             0            0         0              0
Vice President              1999     109,251       0               0        11,499       17,250         0              0
                            1998     105,713   2,500               0        11,499       20,125         0              0

Michael A. Culbertson (5)   2000     112,234       0               0             0            0         0              0
Vice President              1999     109,251       0               0        11,499       17,250         0              0
                            1998     105,713   2,000               0        11,499       20,125         0              0

-----
(1) This amount represents relocation expenses paid on behalf of Mr. Natili by the Company.

(2) Resigned as President and CEO on May 10, 2000. Resigned as Chief Financial Officer on May 19, 2000.

(3) This amount represents relocation expenses paid on behalf of Mr. Savage by the Company.

(4) This amount represents relocation expenses paid on behalf of Mr. Savage by the Company, including approximately $39,000 paid to Prudential Relocation Services for assistance with various relocation matters.

(5) Officer of certain subsidiaries.

OPTION GRANTS

         During the year ended December 31, 2000, no Named Executive Officer was granted stock options pursuant to the Company's 1996 Stock Option Plan for Employees.

OPTION EXERCISES AND YEAR-END HOLDINGS

         During the year ended December 31, 2000, no Named Executive Officer exercised stock options. The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers as of December 31, 2000.

                                     Aggregated Option/SAR Exercises During the  Year
                               Ended December 31, 2000 and 2000 Year-End Option/SAR Values
                               ------------------------------------------------------------
                              Shares
                             Acquired                   Number of Securities               Value of Unexercised
                                On        Value        Underlying Unexercised           In-The-Money Options/SARs
                             Exercise   Realized      Options/SARs at Year-End             at Fiscal Year-End
           Name                 (#)        ($)      (#) Exercisable/Unexercisable       Exercisable/Unexercisable (1)
---------------------------------------------------------------------------------------------------------------------
John E. Natili                   0          N/A                 24,550/0                           $0/$0

R. Thomas Savage, Jr.            0          N/A                    0/0                             $0/$0

John F. Gibson                   0          N/A                 39,000/0                           $0/$0

Wayne A. Fletcher                0          N/A                 53,875/0                           $0/$0

Steven M. Armato                 0          N/A                 37,375/0                           $0/$0

Michael A. Culbertson            0          N/A                 37,375/0                           $0/$0

EMPLOYMENT AGREEMENTS

         During 2000, there were no formal employment contracts between any Executive Officer and the Company. Any issue relating to executive compensation is reviewed by the Compensation Committee, which recommends a course of action to the Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Company's Board of Directors is responsible for recommending to the full Board the remuneration arrangements for the Chief Executive Officer and for members of the Board of Directors, the adoption of compensation plans in which officers and directors are eligible to participate and the granting of stock options or other benefits under such plans. The primary elements of the Company's executive compensation program have historically consisted of a base salary, a bonus opportunity and stock options. Base salaries are determined, and have at times been increased, by evaluating the responsibilities of the position held and the experience of the executive officer. Overall compensation is based on the Compensation Committee's assessment of prevailing market compensation levels.

         BASE SALARY. Each executive officer's base salary is determined based on a number of factors including the

-----
(1) In accordance with the rules of the Securities and Exchange
Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $0.59375, the average of the high and low Common Stock price reported for NASD Over-the- Counter Bulletin Board transactions on December 29, 2000.

executive officer's responsibilities, contribution to the achievement of the Company's business plan goals, demonstrated leadership skills and overall effectiveness and length of service. Base salaries are designed to be competitive with those offered in markets in which the Company competes for executive talent. Each executive officer's salary is reviewed semi-annually by the Compensation Committee and, although these and other factors are considered in setting base salaries, the overall assessment is primarily a subjective one, intended to reflect the level of responsibility and individual performance of the particular executive officer.

         BONUS OPPORTUNITY. A bonus, if any, is based upon the operations of the Company and recommendations by the Compensation Committee. No bonuses were paid to the Named Executive Officers based on their performance during 2000.

         STOCK OPTIONS. The Compensation Committee recommends and the Board approves grants of options to employees. The Compensation Committee believes stock option grants to employees promote success by aligning employee financial interests with long-term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the employee, their expected future contributions and prior option grants. No options were granted to the Named Executive Officers during 2000.

         The compensation paid to other executive officers was not determined by this Compensation Committee. Currently, compensation for executive officers other than the Chief Executive Officer is determined by the Chief Executive Officer based on the performance of each individual.

         The foregoing has been provided by the Company's Compensation
Committee.
             Kenneth W. Pavia (Chairman)
             Frank H. Avent
             Charles H. Powers

         THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         On July 31, 1998, the Board of Directors appointed Charles H. Powers, a member of the Compensation Committee, as Chairman of the Board of Directors. By virtue of the Company's By-laws, the Chairman of the Board of Directors was considered an unpaid officer of the Company from July 31, 1998 until February 12, 1999, when the Board of Directors amended the Company's By-laws to remove such officer designation.

         During the fiscal year ended December 31, 2000 and 1999, the Company paid a total of $225,498 and $349,583 to SADISCO Corporation ("SADISCO"), respectively, for salvage and disposal services. Charles H. Powers, a member of the Compensation Committee and chairman of the Board of Directors of the Company, is the owner and operator of SADISCO.

         On December 21, 2000, SCIC sold certain real estate used as the Company's headquarters to Charles H. Powers. In exchange for the real estate, Mr. Powers paid its appraised value of $4.5 million in cash. The Company entered into a three-year lease with Mr. Powers whereby the Company agreed to pay annual rent in equal monthly installments of $4.5 multiplied by the sum of prime rate calculated on each November 1st of the term of the lease and one percent.

         During the fiscal year ended December 31, 2000 and 1999, the Company paid a total of $109,715 and $2,165 to FHI, Inc. ("FHI"), respectively, for services related to the settlement of certain outstanding litigation. Kenneth
W. Pavia, a member of the Company's Board of Directors and member of the Board of Director's Compensation Committee, is the owner of FHI.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Company's Board of Directors is comprised of three directors who are not employees of the Company. Members of the Audit Committee are independent under rules of the National Association of Securities Dealers. The names of the members of the Audit Committee as of the date of this Proxy Statement appear at the end of this report.

         The Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors. The Audit Committee maintains a charter that outlines its responsibilities. A copy of the charter is included as Exhibit A to this Proxy Statement.

         The Audit Committee discussed with the independent public accountants the overall scope and specific plans for their respective audits, and the adequacy of the Company's internal controls. The Audit Committee reviewed and discussed the Company's audited financial statements with management.

         The Audit Committee discussed with the independent public accountants those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed the independence of the independent accountants.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Arthur Andersen LLP:

Audit Fees.................................................................$330,200
Financial Information Systems Design and Implementation Fees...............$      0
All Other Fees.............................................................$312,234

         The foregoing has been provided by the Company's Audit Committee.

             John P. Seibels (Chairman)
             A. Crawford Clarkson, Jr.
             Claude E. McCain

STOCK PERFORMANCE CHART

         The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years through December 2000 with the cumulative total return on the NASDAQ Stock Market (U.S. companies) Index and the NASDAQ Fire, Marine and Casualty Insurance Stock Index.

              Comparison of Five-Year Cumulative Total Returns
                               Performance Graph for
                             The Seibels Bruce Group, Inc.

                 Produced on 02/02/2001 including data to 12/29/2000

                                     [GRAPH]

-----------------------------------------------------------------------------------------------------------------------------
                                                          LEGEND

SYMBOL                   CRSP TOTAL RETURNS INDEX FOR:             12/1995   12/1996   12/1997   12/1998   12/1999   12/2000
/ /__________________    The Seibels Bruce Group, Inc.               100.0     137.5     125.0      56.2      29.2      13.5
*  -- -- -- -- -- --     Nasdaq Stock Market (US Companies)          100.0     123.0     150.7     212.5     394.9     237.6
Triangle -----------     Nasdaq Insurance Stocks                     100.0     114.0     167.2     149.0     115.6     145.1
                         SIC 6310-6319, 6330-6339 US & Foreign

NOTES:
    A. The lines represent monthly levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.0 on 12/29/1995.
-----------------------------------------------------------------------------------------------------------------------------

   Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business,
   The University of Chicago. Used with permission. All rights reserved.

        THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

CERTAIN TRANSACTIONS

         During the fiscal year ended December 31, 2000 and 1999, the Company paid a total of $225,498 and $349,583 to SADISCO, respectively, for salvage and disposal services. Charles H. Powers, a member of the Compensation Committee and chairman of the Board of Directors of the Company, is the owner and operator of SADISCO.

         On December 21, 2000, SCIC sold certain real estate used as the Company's headquarters to Charles H. Powers. In exchange for the real estate, Mr. Powers paid its appraised value of $4.5 million. The Company entered into a three-year lease with Mr. Powers.

         During the fiscal year ended December 31, 2000 and 1999, the Company paid a total of $109,715 and $2,165 to FHI, respectively, for services related to the settlement of certain outstanding litigation. Kenneth W. Pavia, a member of the Company's Board of Directors and member of the Board of Director's Compensation Committee, is the owner of FHI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with all such forms they file. Based solely on the Company's review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that for the fiscal year ended December 31, 2000, the Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were in compliance on a timely basis.

2. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP TO BE INDEPENDENT ACCOUNTANTS FOR THE COMPANY (PROPOSAL 2)

         One of the purposes of the Meeting is to ratify the selection of independent accountants to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2001. Arthur Andersen LLP has served as the Company's independent accountants since December 28, 1992. On February 13, 2001, acting on the recommendation of the Audit Committee, the Board of Directors adopted resolutions directing the employment of Arthur Andersen LLP to audit the books, records, and accounts of the Company for 2001 and the submission of the selection to the shareholders for ratification. Accordingly, the Board recommends the approval of the following resolution:

         RESOLVED, that the selection by the Board of Directors of the firm of Arthur Andersen LLP to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2001, be ratified.

         A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement, and will be available to answer questions from shareholders. Approval by the Shareholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the Shareholders. If holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting should not approve the selection of Arthur Andersen LLP, the Board will consider the selection of another accounting firm.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote by the holders of a majority of the votes cast in person or by proxy at the Meeting is required for approval of Proposal 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

SHAREHOLDER PROPOSALS

         For a shareholder proposal to be presented at the next annual meeting, it must be received by the Company at its principal executive offices not later than December 7, 2001, in order to be included in the proxy statement and proxy form for the 2002 annual meeting. Any such proposal should be addressed to the Company's Corporate Secretary and delivered to the Company's principal executive offices at 1501 Lady Street, Columbia, South Carolina 29201 or mailed to Post Office Box One, Columbia, South Carolina 29202.

OTHER BUSINESS

         There is no reason to believe that any other business will be presented at this Meeting; however, if any other business requiring shareholder action should properly and lawfully come before the Meeting, the proxies will vote on such matters in accordance with their best judgment.


                                                /s/ Matthew P. McClure

                                                Matthew P. McClure
                                                Corporate Secretary

                                                                       EXHIBIT A

                          THE SEIBELS BRUCE GROUP, INC.
                     AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

--------------------------------------------------------------------------------

I.       PURPOSE:

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

         - the financial reports and other financial information provided by the Company to any governmental or regulatory body or to the public;
         - the Company's systems of internal controls regarding finance, accounting and compliance matters that management and the Board have established; and
         - the Company's auditing, accounting and financial reporting processes.

         The Audit Committee will also oversee the work of the other participants in the Company's financial reporting process -- management, including the internal auditor(s), and the independent accountants. It is the Company's policy to fully support the Audit Committee in fulfilling its responsibilities. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

         The Audit Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         - Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

         The independent auditors are accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee shall have ultimate authority to select, evaluate and replace the independent auditors. The Audit Committee is also responsible for monitoring the independence of the independent auditors.

II.      MEMBERSHIP OF THE COMMITTEE:

         The Audit Committee consists of three or more directors who are elected annually by the Board of Directors, each of whom shall be independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgement as a Committee member. The Audit Committee chair is selected from among the members of the Audit Committee by the members. At least one member shall have finance, accounting or auditing expertise. All members of the Audit Committee must have a working familiarity with basic finance and accounting practices. A quorum shall be two Audit Committee members.

         The Board may, if it considers it necessary or desirable, appoint as advisors to the Audit Committee persons, who are not members of the Board, who have particular expertise, but persons who are members of firms providing audit, banking, insurance or other services to the Company may not be so appointed.

III.     MEETINGS OF THE COMMITTEE:

         The Committee meets at least four times a year with the Independent Auditors of the Company, at the beginning and conclusion of the annual audit, within 30-45 days after the quarter to allow for proper review of the Company's interim financial statements and the Company's quarterly report on form 10-Q before it is filed, and otherwise subject to the call of the Committee Chair. The Minutes of all meetings are kept and circulated to Audit Committee members and summarized to the Board.

IV.      GENERAL RESPONSIBILITY:

         The Audit Committee provides to the Independent Auditors, the Vice President of Finance and Treasurer, and/or the Manager of Internal Audit a private, confidential audience at any time upon request to the Audit Committee Chair, with or without the knowledge of management.

V.       AUTHORITY RELATIONSHIPS:

         The Audit Committee is a standing committee of the Board to which it makes periodic reports and recommendations. The Chairman of the Audit Committee shall have the authority to direct an investigation into any matter related to the Company's business without an Audit Committee meeting and without full Audit Committee approval. No subsidiary, operating unit, or department shall have the right to deny any books or records of the Company to the Audit Committee. The Vice President of Finance and Treasurer and/or the Manager of Internal Audit reports functionally to the Audit Committee but is accountable in a management sense to the Chief Executive Officer. The Audit Committee may request other support staff from time to time as deemed necessary.

VI.      KEY RESPONSIBILITIES:

         The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

         In carrying out its oversight responsibilities, the Audit Committee shall perform the following functions:

         A.       OVERSIGHT OF THE INDEPENDENT AUDITORS:

                  1. The Audit Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

                  2. The Audit Committee shall annually recommend to the Board of Directors the selection of the independent accountants, considering the independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

                  3.       The Audit Committee shall:

                           (i) receive from the independent auditors annually, a formal written statement delineating the relationships between the auditors and the Company;
                           (ii)     discuss on an annual basis with the
                                    independent auditors the scope of any such disclosed relationships and their impact or potential impact or potential impact on the independent auditor's independence and objectivity; and
                           (iii) recommend that the Board take appropriate action, as necessary, in response to the independent auditor's report to satisfy itself of the auditor's independence.

                  4. The Audit Committee shall review the original proposed scope of the annual independent audit of the Company's financial statements, as well as any significant variations in the actual scope of the independent audit and the associated fees.

                  5. The Audit Committee shall review each independent auditors' report relating to reportable conditions in the internal control structure and financial reporting practices.

                  6. The Audit Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, internal controls, and the cooperation that the independent auditors received during the course of the audit.

                  7. The Audit Committee shall discuss with the independent accountants, at least annually, the matters required by Statement of Auditing Standards 61.

         B.       OVERSIGHT OF INTERNAL AUDITORS:

                  The Audit Committee shall review and discuss with management and the independent auditors, at least annually:

                  1. The quality and adequacy of the Company's internal accounting control procedures and elicit recommendations for the improvement of such control procedures or areas where new or more detailed controls are desirable.

                  2. Organization of the internal audit department, the adequacy of its resources and the competence of the internal audit staff.

                  3. The audit risk assessment process and the process and the proposed scope of the internal audit department for the upcoming year and the coordination of that scope with independent auditors.

                  4. Results of the internal auditor's examination of the internal controls including summaries of inadequate reports issued and/or management improprieties together with management's response thereto.

         C. OVERSIGHT OF MANAGEMENT'S CONDUCT OF THE COMPANY'S FINANCIAL REPORTING PROCESS:

                  1. AUDITED FINANCIAL STATEMENTS. The Audit Committee shall review and discuss with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareowners if distributed prior to the filing of Form 10-K) and review and consider with the independent auditors the matters required to be discussed by the applicable Statement of Auditing Standards. Based on these discussions, the Audit Committee will advise the Board of Directors whether it recommends that the audited financial statement be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareowners).

                  2. INTERIM FINANCIAL STATEMENTS. The Audit Committee, through its Chairman or the Committee as a whole, will review with management and the independent auditors, prior to the public release or filing thereof, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q and the matters required to be discussed by the applicable Statement of Auditing Standards.

                  3.       FINANCIAL REPORTING PRACTICES.   The Audit Committee
                           shall review, at least annually:

                           (i) Changes in the Company's accounting policies and practices and significant judgments that may affect the financial results;
                           (ii) The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management; and
                           (iii)    The effect of changes on accounting
                                    standards that may materially affect the Company's financial reporting practices.

                  4. PROXY STATEMENTS. The Audit Committee shall prepare a letter for inclusion in the Company's annual proxy statement that describes the Audit Committee's composition and responsibilities and how they were discharged.

         D. ASSIST THE BOARD IN OVERSIGHT OF THE COMPANY'S COMPLIANCE WITH POLICIES AND PROCEDURES ADDRESSING LEGAL AND ETHICAL CONCERNS:

                  The Audit Committee shall review and monitor, as appropriate:

                  1. Results of compliance programs, including the Company's Policy on Business Conduct, and implement processes to enforce such programs and policies.

                  2. Litigation or other legal matters that could have a significant impact on the Company's financial results and discuss such issues with the Company's legal counsel.

                  3. Significant findings of any examination by regulatory authorities or agencies, in the areas of securities, accounting or tax, such as the Securities and Exchange Commission or the Internal Revenue Service.

                  4. The adequacy of this Charter, which shall be reviewed by the Audit Committee on an annual basis. The Audit Committee will recommend to the Board any modifications to this Charter, which the Audit Committee deems appropriate, for approval by the Board.

         The Audit Committee shall consider such other matters and perform any other activities consistent with this Charter, the Company's bylaws and charter documents and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                 [FRONT OF CARD]

                          THE SEIBELS BRUCE GROUP, INC.
                                1501 LADY STREET
                              (POST OFFICE BOX ONE)
                        COLUMBIA, SOUTH CAROLINA 29201(2)

   PROXY SOLICITATION FOR COMMON STOCK ON BEHALF OF THE BOARD OF DIRECTORS OF
     THE COMPANY FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS ON MAY 9, 2001

         The undersigned hereby appoints John E. Natili and Matthew P. McClure and each or either of them, as proxies, with full power of substitution and resubstitution, to vote all shares of the Common Stock of The Seibels Bruce Group, Inc. which the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders to be held on May 9, 2001, and at any adjournment thereof, upon the items described in the Notice of Annual Meeting of Shareholders and Proxy Statement mailed to Shareholders on or about April 9, 2001 and upon any other business that may properly come before the 2001 Annual Meeting of Shareholders or any adjournment thereof. The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

         The shares of common stock represented by this proxy will be voted as directed, or if directions are not indicated, will be voted FOR the election as directors of some or all of the persons listed on this proxy, in the manner described in the Proxy Statement accompanying this Proxy Card. This proxy confers on the proxy holders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the Proxy Statement. This Proxy is revocable any time prior to its use. The Board of Directors recommends a vote FOR all proposals.

                    (continued and to be signed on other side)

                             [REVERSE SIDE OF CARD]


1. The election of one (1) director to hold office until the 2002 Annual Meeting of Shareholders and the election of two (2) directors to hold office until the 2004 Annual Meeting of Shareholders.

         NOMINEES:
                  Until 2002 Annual Meeting of Shareholders:
                           A. Crawford Clarkson, Jr.
                  Until 2004 Annual Meeting of Shareholders:
                           Claude E. McCain and Kenneth W. Pavia

         / / VOTE FOR all nominees listed above; except vote withheld from following nominees (if any).

                  -----------------------            -----------------------


         / /      VOTE WITHHELD from all nominees.

2.       To ratify the Board's appointment of Arthur Andersen            FOR           AGAINST          ABSTAIN
         LLP as auditors of the Company's books and records              / /             / /              / /
         for the fiscal year ending December 31, 2001

Signature ___________________________________        Date___________________

Signature ___________________________________        Date___________________

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting on May 9, 2001. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

NOTE: Signature should agree with name on stock, as shown hereon. Officers, fiduciaries, etc., should so indicate. When shares are held in the names of more than one person, each person should sign the proxy.